SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Jun-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Jun-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      106460974       5234263   621022           0   101226711  21-Jun-01
I-A-2      186083507       9148986  1124255           0   176934520  21-Jun-01
I-A-3        3671068             0    22179           0     3490576  21-Jun-01
I-P           463937          6771        0           0      457166  21-Jun-01
I-S          1187436             0     7174           0     1147277  21-Jun-01
II-A        41181806       1586247   240227           0    39595559  21-Jun-01
II-S         4230672             0    24679           0     4074179  21-Jun-01
M1           6405750          6746    38526           0     6399004  21-Jun-01
M2           2637073          2777    15860           0     2634296  21-Jun-01
M3           1506899          1587     9063           0     1505312  21-Jun-01
B1           1130174          1190     6797           0     1128984  21-Jun-01
B2            565086           595     3399           0      564491  21-Jun-01
B3            941818           992     5664           0      940826  21-Jun-01
R                  0             0        0           0           0  21-Jun-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       925.74760      45.51533  5.40019   880.23227 21-Jun-01
I-A-2       925.74760      45.51533  5.59306   880.23227 21-Jun-01
I-A-3       925.74765       0.00000  5.59306   880.23232 21-Jun-01
I-P         943.37820      13.76847  0.00000   929.60973 21-Jun-01
I-S         927.38673       0.00000  5.60296   896.02246 21-Jun-01
II-A        855.05068      32.93496  4.98780   822.11571 21-Jun-01
II-S        847.18517       0.00000  4.94191   815.84762 21-Jun-01
M1          996.91289       1.04981  5.99576   995.86308 21-Jun-01
M2          996.91289       1.04981  5.99576   995.86308 21-Jun-01
M3          996.91289       1.04981  5.99577   995.86309 21-Jun-01
B1          996.91289       1.04981  5.99576   995.86308 21-Jun-01
B2          996.91288       1.04981  5.99576   995.86307 21-Jun-01
B3          996.91306       1.04974  5.99576   995.86331 21-Jun-01
R             0.00000       0.00000  0.00000     0.00000 21-Jun-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           30-Jun-01